                                 PROMISSORY NOTE

$1,200,000 TERM LOAN                                             March 8, 1995

1.       Amount and Interest Rate
         ------------------------

         The undersigned, (hereinafter called "Borrower") promises to pay to the order of DELAWARE RIVER PORT AUTHORITY (hereinafter together with any holder thereof called "Lender") the sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000), with interest as hereinafter provided on the unpaid principal balance until paid, lawful money of the United States of America, without defalcation, at the offices of Lender at Bridge Plaza, Camden, New Jersey, 08101, or such other address as Lender may designate by written notice to Borrower. The aforesaid sum shall bear interest at the fixed rate of 2.0% per annum (hereinafter referred to as the "Interest Rate").

2.       Purpose of Loan
         ---------------

         The Loan shall be used by Borrower for purchase of new equipment (as fully described hereinbelow) for its manufacturing facility and for payment of expenses associated with installation of said equipment, or for any other costs or expenses associated with consolidation of the company's operations in New Jersey.

3.       Method of Interest Calculation
         ------------------------------

         The interest hereunder shall be calculated on the basis of a 360 day year and paid for the number of days elapsed. All payments shall be applied first to accrued interest and then to principal.

4.       Terms of Repayment
         ------------------

         The Loan shall be payable over ten (10) years in thirty-nine (39) consecutive quarterly payments of $33,175.00, principal and interest, based on a ten (10) year amortization schedule; and one (1) final payment of $33,158.00. Said payments shall be due on the first day of the month each quarterly payment is due, and the first payment shall be due on June 1, 1995.

5.       Lien and Security Interest
         --------------------------

         Lender shall have a lien upon and a security interest in the Collateral (as hereafter defined) to secure the payment of this Note.

5.       Definitions: Collateral
         -----------------------

         Collateral shall consist of a first lien position in the equipment described in the Security Agreement and Financing Statements executed herewith, as between U.S. Vision, Inc. and Lender as Secured Party.

6.       Definitions: Obligations
         ------------------------

         The term "Obligations" as used herein shall include payment of this
Note in total, and each installment hereunder and all other obligations of Borrower under this Note and the Mortgage and Security Agreement executed contemporaneously herewith. This Note shall be evidence of and shall secure payment of all Obligations.

7.       Default Events
         --------------

         The occurrence of any of the following events or conditions shall, upon expiration of the notice and opportunity to cure period provided in accordance with the requirements of section 9 below, constitute an Event of Default hereunder: (a) default in the payment by Borrower to Lender of any of the installments due pursuant to Section 4 of this Note; (b) breach by Borrower of any warranty, covenant, or agreement herein or in the Security Agreement other than with respect to a default listed in the preceding subsection (a); (c) if Borrower voluntarily or involuntarily dissolves or liquidates; (d) attachment or seizure of or levy upon any property of Borrower, under any Bankruptcy or insolvency statute not removed or withdrawn within sixty (60) days of such attachment, seizure, or levy; (e) institution of any proceedings by or against Borrower, under any Bankruptcy or insolvency statute not removed or withdrawn with sixty (60) days of institution of same; (f) Borrower's assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator, or other judicial representative for Borrower, or Borrower's property not removed or withdrawn within sixty (60) days of institution of such proceeding, (g) relocation of Borrower's principal eyeglass manufacturing facility or headquarters out of the State of New Jersey while any amount remains due hereunder, or (h) any Event of Default pursuant to the Notes dated February 2, 1995 as made by U.S. Vision, Inc. and in favor of the Delaware River Port Authority.

8.       Opportunity to Cure Defaults
         ----------------------------

         Lender agrees to give Borrower notice of and an opportunity to cure defaults under the following terms and conditions: Said opportunity to cure shall exist for a period of ten (10) business days (i.e., exclusive of weekends and legal holidays), for monetary defaults. Said ten (10) day period shall commence on the date that notice is received by Borrower. Borrower shall have the opportunity to cure any other defaults within thirty (30) days from the date that notice is received by Borrower. Notice shall be given in writing and shall be forwarded by facsimile transmission or certified mail in accordance with section 10 (a) of the Security Agreement.

9.       Remedies of Lender Upon Default
         -------------------------------

         If, upon the expiration of the period in which Borrower may cure an Event of Default, the default at issue has not been cured, all of the obligations shall, at the option of Lender, become immediately due and payable, and Lender shall thereupon have all rights and remedies provided hereunder or as otherwise available at law or in equity.

10.      Waiver
         ------

         Waiver by Lender of any event of default hereunder shall not constitute a waiver of any subsequent event of default.

11.      Borrower's Waiver
         -----------------

         Except as otherwise provided herein or in the Security Agreement, Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest, and protest of this Promissory Note.

12.      Successors and Assigns
         ----------------------

         All rights and obligations of Lender hereunder shall inure to the benefit of and bind its successors and assigns and all rights and obligations of Borrower shall inure to the benefit of and bind its successors and assigns.

13.      Severability
         ------------

         Any provision hereof found to be illegal, invalid, or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

14.      Construction
         ------------

         Whenever used herein and the context requires it, the singular number shall include the plural, the plural the singular, and any gender shall include all genders.

ATTEST:                                           BORROWER:

                                                  U.S. VISION, INC.



/s/ Carolyn Meldrum                               BY:   /s/ Gayle Schmidt
--------------------                                  -------------------------
CAROLYN MELDRUM,                                      GAYLE SCHMIDT,
ASSISTANT SECRETARY                                   EXECUTIVE VICE PRESIDENT

                                  MORTGAGE NOTE


$1,200,000 MORTGAGE LOAN                                      February 2, 1995

1.       Amount and Interest Rate
         ------------------------

         The undersigned, (hereinafter called "Borrower") promises to pay to the order of DELAWARE RIVER PORT AUTHORITY (hereinafter together with any holder thereof called "Lender") the sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000), with interest as hereinafter provided on the unpaid principal balance until paid, lawful money of the United States of America, without defalcation, at the offices of Lender at Bridge Plaza, Camden, New Jersey, 08101, or such other address as Lender may designate by written notice to Borrower. The aforesaid sum shall bear interest at the fixed rate of 2.0% per annum (hereinafter referred to as the "Interest Rate").

2.       Method of Interest Calculation
         ------------------------------

         The interest hereunder shall be calculated on the basis of a 360 day year and paid for the number of days elapsed. All payments shall be applied first to accrued interest and then to principal.

3.       Terms of Repayment
         ------------------

         The Loan shall be payable over fifteen (15) years in fifty-nine (59) consecutive quarterly payments of $13,322.46, principal and interest, based on a thirty (30) year amortization schedule; and one (1) final balloon payment of $702,434.19. Said payments shall be due on the first day of the month each quarterly payment is due, and the first payment shall be due on May 1, 1995.

4.       Due on Sale
         -----------

         Except with respect to transfers by Borrower to its parent corporation, or to any subsidiary or affiliate corporation reasonably acceptable to Lender, the loan shall be due and payable in full upon any transfer of the Land, Building, and Improvements thereto or any interest therein.

5.       Lien and Security Interest
         --------------------------

         Lender shall have a lien upon and a security interest in the Collateral (as hereafter defined) to secure the payment of this Note.

6.       Definitions: Collateral
         -----------------------

         Collateral shall consist of a first mortgage on the Land, Building, and Improvements thereto defined in the Mortgage and Security Agreement executed simultaneously herewith, as between U.S. Vision, Inc.
(as Mortgagor) and Lender (as Mortgagee).

7.       Definitions: Obligations
         ------------------------

         The term "Obligations" as used herein shall include payment of this
Note in total, and each installment hereunder and all other obligations of Borrower under this Note and the Mortgage and Security Agreement executed contemporaneously herewith. This Note shall be evidence of and shall secure payment of all Obligations.

8.       Default Events
         --------------

         The occurrence of any of the following events or conditions shall, upon expiration of the notice and opportunity to cure period provided in accordance with the requirements of section 9 below, constitute an Event of Default hereunder: (a) default in the payment by Borrower to Lender of any of the installments due pursuant to Section 3 of this Note; (b) breach by Borrower of any warranty, covenant, or agreement herein or in the Mortgage other than with respect to a default listed in the preceding subsection (a); (c) if Borrower voluntarily or involuntarily dissolves or liquidates; (d) attachment or seizure of or levy upon any property of Borrower, not removed or withdrawn within sixty
(60) days of such attachment, seizure, or levy; (e) institution of any proceedings by or against Borrower, under any Bankruptcy or insolvency statute not removed or withdrawn with sixty (60) days of institution of same; (f) Borrower's assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator, or other judicial representative for Borrower, or Borrower's property not removed or withdrawn within sixty (60) days of institution of such proceeding, or (g) relocation of Borrower's principal eyeglass manufacturing facility or headquarters out of the State of New Jersey while any amount remains due hereunder.

9.       Opportunity to Cure Defaults
         ----------------------------

         Lender agrees to give Borrower notice of and an opportunity to cure defaults under the following terms and conditions: Said opportunity to cure shall exist for a period of ten (10) business days (i.e., exclusive of weekends and legal holidays), for monetary defaults. Said ten (10) day period shall commence on the date that notice is received by Borrower. Borrower shall have the opportunity to cure any other defaults within thirty (30) days from the date that notice is received by Borrower. Notice shall be given in writing and shall be forwarded by facsimile transmission or certified mail in accordance with section 11 of the Mortgage.

10.      Remedies of Lender Upon Default
         -------------------------------

         Upon the expiration of the period in which Borrower may cure an Event of Default: all of the obligations shall, at the option of Lender, become immediately due and payable, and Lender shall thereupon have all rights and remedies provided hereunder or as otherwise available at law or in equity.

11.      Waiver
         ------

         Waiver by Lender of any event of default hereunder shall not constitute a waiver of any subsequent event of default.

12.      Borrower's Waiver
         -----------------

         Except as otherwise provided herein or in the Mortgage, Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest, and protest of this Mortgage Note.

13.      Successors and Assigns
         ----------------------

         All rights and obligations of Lender hereunder shall inure to the benefit of and bind its successors and assigns and all rights and obligations of Borrower shall inure to the benefit of and bind its successors and assigns.

14.      Severability
         ------------

         Any provision hereof found to be illegal, invalid, or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

15.      Construction
         ------------

         Whenever used herein and the context requires it, the singular number shall include the plural, the plural the singular, and any gender shall include all genders.

ATTEST:                                           BORROWER:

                                                  U.S. VISION, INC.



/s/ Carolyn Meldrum                               BY: /s/ Gayle Schmidt
----------------------                                ------------------------
CAROLYN MELDRUM,                                      GAYLE SCHMIDT,
ASSISTANT SECRETARY                                   EXECUTIVE VICE PRESIDENT

                                 MORTGAGE NOTE

$2,280,000 MORTGAGE LOAN                                       February 2, 1995

1.       Amount and Interest Rate
         ------------------------

         The undersigned, (hereinafter called "Borrower") promises to pay to the order of DELAWARE RIVER PORT AUTHORITY (hereinafter together with any holder thereof called "Lender") the sum of TWO MILLION TWO HUNDRED EIGHTY THOUSAND DOLLARS ($2,280,000.00), with interest as hereinafter provided on the unpaid principal balance until paid, lawful money of the United State of America, without defalcation, at the offices of Lender at Bridge Plaza, Camden, New Jersey, 08101, or such other address as Lender may designate by written notice to Borrower. The aforesaid sum shall bear interest at the fixed rate of 2.0% per annum (hereinafter referred to as the "Interest Rate").

2.       Method of Interest Calculation
         ------------------------------

         The interest hereunder shall be calculated on the basis of a 360 day year and paid for the number of days elapsed. All payments shall be applied first to accrued interest and then to principal.

3.       Terms of Repayment
         ------------------

The Loan shall be payable over fifteen (15) years in fifty-nine (59) consecutive quarterly payments of $25,312.67, principal and interest, based on a thirty (30) year amortization schedule; and one (1) final balloon payment of $1,334,624.95. Said payments shall be due on the first day of the month each quarterly payment is due on May 1, 1995.

4.       Due on Sale
         -----------

         Except with respect to transfers by Borrower to its parent corporation, or to any subsidiary or affiliate corporation reasonably acceptable to Lender, the loan shall be due and payable in full upon any transfer of the Land, Building, and Improvements thereto, or any interest therein.

5.       Lien and Security Interest
         --------------------------

         Lender shall have a lien upon and a security interest in the Collateral (as hereafter defined) to secure the payment of this Note.

6.       Definitions: Collateral
         -----------------------

         Collateral shall consist of a first mortgage on the Land, Building, and Improvements thereto defined in the Mortgage and Security Agreement executed simultaneously herewith, as between U.S. Vision, Inc. (as Mortgagor) and Lender (as Mortgagee).

7.       Definitions: Obligations
         ------------------------

         The term "Obligations" as used herein shall include payment of this
Note in total, and each installment hereunder and all other obligations of Borrower under this Note and the Mortgage and Security Agreement executed contemporaneously herewith. This Note shall be evidence of and shall secure payment of all Obligations.

8.       Default Events
         --------------

         The occurrence of any of the following events or conditions shall, upon expiration of the notice and opportunity to cure period provided in accordance with the requirements of section 9 below, constitute an Event of Default hereunder: (a) default in the payment by Borrower to Lender of any of the installments due pursuant to Section 3 of this Note; (b) breach by Borrower of any warranty, covenant, or agreement herein or in the Mortgage other than with respect to a default listed in the preceding subsection (a); (c) if Borrower voluntarily or involuntarily dissolves or liquidates; (d) attachment or seizure of or levy upon any property of Borrower, not removed or withdrawn within sixty
(60) days of such attachment, seizure, or levy; (e) institution of any proceedings by or against Borrower, under any Bankruptcy or insolvency statute not removed or withdrawn within sixty (60) days of institution of same; (f) Borrower's assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator, or other judicial representative for Borrower, or Borrower's property not removed or withdrawn within sixty (60) days of institution of such proceeding, or (g) relocation of Borrower's principal eyeglass manufacturing facility or headquarters out of the State of New Jersey while any amount remains due hereunder.

9.       Opportunity to Cure Defaults
         ----------------------------

         Lender agrees to give Borrower notice of and an opportunity to cure defaults under the following terms and conditions: Said opportunity to cure shall exist for a period of ten (10) business days (i.e., exclusive of weekends and legal holidays), for monetary defaults. Said ten (10) day period shall commence on the date that notice is received by Borrower. Borrower shall have the opportunity to cure any other defaults within thirty days from the date that notice is received by Borrower. Notice shall be given in writing and shall be forwarded by facsimile transmission or certified mail in accordance with section 11 of the Mortgage.

10.      Remedies of Lender Upon Default
         -------------------------------


         Upon the expiration of the period in which Borrower may cure an Event of Default: all of the obligations shall, at the option of Lender, become immediately due and payable, and Lender shall thereupon have all rights and remedies provided hereunder or as otherwise available at law or in equity.

11.      Waiver
         ------

         Waiver by Lender of any event of default hereunder shall not constitute a waiver of any subsequent event of default.

12.      Borrower's Waiver
         -----------------

         Except as otherwise provided herein or in the Mortgage, Borrower hereby waives presentation for payment, demand, notice of non-payment, notice of protest, and protest of this Mortgage Note.

13.      Successors and Assigns
         ----------------------

         All rights and obligations of Lender hereunder shall insure to the benefit of and bind its successors and assigns and all rights and obligations of Borrower shall inure to the benefit of and bind its successors and assigns.

14.      Severability
         ------------

         Any provision hereof found to be illegal, invalid, or unenforceable for any reason whatsoever shall not affect the validity, legalitly or enforceability of the remainder hereof.

15.      Construction
         ------------

Whenever used herein and the context requires it, the singular number shall include the plural, the plural the singular, and any gender shall include all genders.

ATTEST:                                      BORROWER:

                                             U.S. VISION, INC.



/s/ Carolyn Meldrum                          BY: Gayle Schmidt
---------------------------                     --------------------------------
CAROLYN MELDRUM                                  GAYLE SCHMIDT
ASSISTANT SECRETARY                              EXECUTIVE VICE PRESIDENT

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT, dated as of this 8th day of March, 1995, by U.S. Vision, Inc. (the "Borrower").

                                 AND IN FAVOR OF

Delaware River Port Authority (the "Lender");

                                    RECITALS

         The Borrower has executed a Promissory Note ("Note") as defined hereinbelow in favor of Lender dated as of the date of this Security Agreement. Pursuant to the Note, the Borrower has agreed to grant a security interest in and to the Collateral (as defined hereinbelow) on the terms and conditions set forth in this Security Agreement.

         NOW, THEREFORE, for and in consideration of the Debt (as defined hereinbelow), and of the premises and intending to be legally bound, the parties covenant and agree as follows:

         Section 1. Definitions. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, unless the context otherwise clearly requires:

                  "Code" shall mean the Uniform Commercial code as in effect on the date of this Security Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

                  "Collateral" shall mean collectively the Equipment (listed on Exhibit "A" hereto), and Proceeds thereof.

                  "Debt" shall mean (i) all indebtedness, both principal and interest, of the Borrower to the Lender now or after the date of this Security Agreement evidenced by the Note, (ii) all costs and expenses incurred by the Lender in the collection of any of the indebtedness described in this paragraph or in connection with the enforcement of any of the duties and obligations of any or all of the borrower to the Lender described in this paragraph, including reasonable attorneys' fees and expenses, and (iii) all future advances made by the Lender for the maintenance, protection, preservation or enforcement of, or realization upon, the Collateral or any portion of the Collateral, including advances for storage, transportation charges, taxes, insurance, repairs and the like.

                  "Documents" shall have the meaning given to that term in the code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the
         Code) owned by Borrower, whenever acquired.

                  "Event of Default" shall mean any of the events of default described or defined in the Note, and any default by the Borrower in the performance of its obligations under this Security Agreement.

                  "Loan Documents" shall mean collectively, the Note and this Security agreement, as each may be amended, supplemented or modified from time to time.

                  "Note" shall mean the $1,200,000.00 Promissory Note executed and delivered by the Borrower of even date herewith.

                  "Proceeds" means funds received when Collateral is sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of or damage to Collateral.

                  "Security Agreement" shall mean this Security Agreement as the same may be supplemented or amended from time to time.

         Section 2. Security Interest. As security for the full and timely payment of the Debt in accordance with the terms of the Note and the performance of the obligations of the Borrower this Security Agreement, the Borrower agrees that the Lender shall have, and the borrower grants to and create in favor of the Lender, a security interest under the Code in and to such of the Collateral as is now owned or acquired after the date of this Security Agreement by Borrower. Moreover, the Lender shall have a first lien position in and to all such Collateral.

         Section 3. Rights and Remedies of a Secured Party. In addition to all rights and remedies given to the Lender by the Note and this Security Agreement, the Lender shall have all the rights and remedies of a secured party under the Code.

         Section 4. Provisions Applicable to the Collateral. The parties agree that the following provisions shall be applicable to the Collateral:

                  a. The Borrower covenants and agrees that it shall keep accurate and complete books and records concerning the Collateral that is now owned or acquired after the date of this Security Agreement by the borrower, in accordance with generally accepted accounting principles (as such principles may change from time to time) applied a consistent basis (except for changes in which the Borrower's certified public accountants concur) at the headquarters of U.S. Vision, located at Landing and Lower Landing Road, Glendora, New Jersey, 08012, and at no other location without the prior written consent of the Lender.

                  b. The Lender or its representatives shall have the right at reasonable times during regular business hours of the Borrower to examine and inspect the Collateral and to review the books and records of the borrower concerning the Collateral that is now owned or acquired after the date of this Security Agreement by the Borrower and to copy the same and make excerpts therefrom.

                  c. The Borrower shall at all times during the term of this Security Agreement keep the Equipment that is the subject of this Security Agreement at its location at 10 Harmon Drive, Blackwood, New Jersey, or at its facility located at Landing and Lower Landing Road, Glendora, New Jersey or, upon written notice to the Lender, at such other locations in jurisdictions in which the Lender has filed financing statements, and at no other location without the prior written consent of the Lender.

                  d. As of July 1, 1995, the borrower shall maintain its chief executive offices at its facility located at Landing and Lower Landing Road, Glendora, New Jersey. Borrower shall not thereafter move the location of its chief executive offices without prior written notification to the Lender, which shall not be unreasonably withheld.

         Section 5. Preservation and Protection of Security Interest. The borrower represents and warrants that it has, and covenants and agrees that at all times during the term of this Security Agreement, it will have, good and marketable title to the Collateral from time to time owned or acquired by it free and clear of all mortgages, pledges, liens, security interests, charges or other encumbrances, except those in favor of the Lender, and shall defend the Collateral against the claims and demands of all persons, firms and entities whomsoever. The Borrower represents and warrants that as of the date of this Security Agreement the Lender has, and, upon proper filing of financing statements, at all times in the future the Lender will have, a first priority perfected security interest in the Collateral prior and superior to the rights of all third parties in the Collateral existing on the date of this Security Agreement or arising after the date of this Security Agreement. The Borrower covenants and agrees that it shall not, without the prior written consent of the Lender, which shall not be unreasonably withheld, (i) borrower against the Collateral or any portion of the Collateral from any other person, firm or entity, (ii) permit any levy or attachment to be made against the Collateral or any portion of the Collateral. The borrower shall faithfully preserve and protect the Lender's security interest in the Collateral and shall, reasonably assist the Lender to cause that security interest to be perfected and continue perfected so long as the Debt or any portion of the Debt is outstanding, unpaid or executory. The Borrower shall do all acts and things and shall execute and deliver all such instruments and documents, including further security agreements, pledges, endorsements, assignments and notices, as the Lender in its reasonable discretion, may deem necessary or advisable from time to time in order to perfect and preserve the priority of such security interest as a first lien security interest in the Collateral prior to the rights of all third persons, firms and entities. the borrower irrevocably appoints the Lender (and any of the Lender's designated officers, employees and/or agents) as the attorney-in-fact of the Borrower to do all acts and things which the Lender may deem necessary or advisable from time to time to preserve, perfect and continue perfected the Lender's security interest in the Collateral in accordance with the requirements of this Security Agreement, including, but not limited to, signing any financing statements or amendments to financing statements evidencing the Lender's security interest in the Collateral for and on behalf of the Borrower. The borrower agrees that a carbon, photographic or other reproduction of this Security Agreement or a financing statement is sufficient as a financing statement and may be filed instead of the original.

         Section 6. Insurance. Risk of loss of, damage to or destruction of the Equipment is on the Borrower. The borrower shall insure the Equipment against such risks and casualties and in such amounts and with such insurance companies as is ordinarily carried by corporations or other entities engaged in the same or similar businesses and similarly situated. Each of the Borrower's policies of insurance shall contain loss payable clauses in favor of the borrower and the Lender as their respective interests may appear and shall contain provision for notification of the Lender thirty (30) days prior to the termination of such policy. If the Borrower fails to effect and keep in full force and effect such insurance or fails to pay the premiums when due, the Lender may (but shall not be obligated to) do so for the account of the Borrower and add the cost thereof to the Debt. The Borrower assigns and sets over to the Lender all monies which may become payable on account of such insurance and direct the insurers to pay the Lender any amount so due. The Lender is irrevocably appointed attorney-in-fact of the Borrower to endorse any draft or check which may be payable to the borrower in order to collect the proceeds of such insurance. Unless an Event of Default has occurred and is continuing, the Lender will turn over to the Borrower the proceeds of any such insurance collected by it on the condition that the Borrower apply such proceeds either (i) to the repair of damaged Equipment or (ii) to the replacement of destroyed Equipment with Equipment of the same or similar type and function and of at least equivalent value (in the sole judgment of the Lender), provided such replacement Equipment is made subject to the security interest created by this Security Agreement and constitutes a first lien security interest in the Equipment and is perfected by the filing of financing statements in the appropriate public offices and the taking of such other action as may be necessary or desirable in order to perfect and continue perfected such security interest. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Debt shall be paid over to the Borrower.

         Section 7. Maintenance and Repair. The Borrower shall maintain the Equipment, and every portion thereof, in good condition, repair and working order, reasonable wear and tear excepted, and shall pay and discharge all taxes, levies and other impositions assessed or levied thereon as well as the cost of repairs to or maintenance of the same. If the Borrower fails to do so the Lender may (but shall not be obligated ) pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Borrower and add the amount of such payments to the Debt.

         Section 8.        Events of Default and Remedies.

                  a. An event of default under the Note shall constitute an event of default, and the Event of Default, Opportunity to Cure Defaults, and Remedies Sections set forth in such Note are incorporated by reference herein.

                  b. If any one or more of the Events of Default shall occur or shall exist, the Lender may the, so long as such default shall continue, subject to Borrower's right to cure, foreclose its lien or security interest in the Collateral in any way permitted by law, sell any or all Collateral at private sale at any time or place in one or more sales, at such price or prices and upon such terms, either for cash or on credit, as the Lender, in its sole discretion, may elect, or sell any or all Collateral at public auction, either for cash or on credit, as the Lender, in its sole discretion, may elect, and at any such sale, the Lender may bid for and become the purchaser of any or all such Collateral. Pending any such action the Lender may liquidate the Collateral.

                  c. If any one or more of the Events of Default shall occur or shall exist, the Lender may the, subject to Borrower's right to cure, so long as such default shall continue, grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties with respect to Collateral or any securities, guarantees or insurance applying thereon, with the consent of the Borrower which shall not be unreasonably withheld, without affecting the Borrower's liability under this Security Agreement or the Note.

                  d. If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any such event, subject to Borrower's right to cure, the Lender shall have such additional rights and remedies in respect of the Collateral or any portion thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law.

                  e. The Lender shall apply the Proceeds of any sale or liquidation of the Collateral, and, subject to Section 6, any Proceeds received by the Lender from insurance, first to the payment of the reasonable costs and expenses incurred by the Lender in connection with such sale or collection, including without limitation reasonable attorneys' fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Lender in its sole discretion may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law. If such Proceeds are insufficient to pay the amounts required by law, the borrower shall be liable for any deficiency.

         Section 9. Defeasance. Notwithstanding anything to the contrary contained in this Security Agreement upon payment and performance in full of the Debt, this Security Agreement shall terminate and be of no further force and effect and the Lender shall thereupon terminate its security interest in the Collateral.

Until such time, however, this Security Agreement shall be binding and inure to the benefit of the parties, their successors and assigns.

         Section 10.       Miscellaneous.

                  a. The provisions of this Security Agreement are intended to be severable. If any provision of this Security Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Security Agreement in any jurisdiction.

                  b. No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under this Security Agreement shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender under this Security Agreement, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any right, remedy, power or privilege.

                  c. All notices, statements, requests and demands given to or made upon either party in accordance with the provisions of this Security Agreement shall be deemed to have been given or made when personally delivered or when deposited in the United States mail, postage prepaid, or with private overnight courier service, charges prepaid, or where transmitted, in the case of telegraphic or facsimile notice, addressed, if to the Borrower, Landing and Lower Landing Roads, Glendora, New Jersey, 08012, (copy to Jonathan M. Petrakis, Frey, Petrakis & Deeb, 1601 Market Street, Sixth Floor, Philadelphia, Pennsylvania, 19103 and copy to Shawmut Capital Corporation, 200 Glastonbury Boulevard, Glastonbury, Connecticut, 06033, Attn: Jeffrey
         P. Hoffman) and, if to The Lender, to Richard L. Brown, Esquire, General Counsel, Delaware River Port Authority, Bridge Plaza, Camden, New Jersey, 08101, or in accordance with the latest unrevoked written direction from either party to the other party.

                  d. The section headings contained in this Security Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

                  e. Unless the context otherwise requires, all terms used in this Security Agreement which are defined by the Code shall have the meanings stated in the Code.

                  f. The Code shall govern the settlement, perfection and the effect of attachment and perfection of the Lender's security interest in the Collateral, and the rights, duties and obligations of the Lender and the Borrower with respect to the Collateral.

                  IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed and delivered this Security Agreement as of the day and year set forth at the beginning of this Security Agreement.

ATTEST:                                         U.S. VISION, INC.




/s/ Carolyn Meldrum                             By: /s/ Gayle E. Schmidt
----------------------                              ---------------------------
Carolyn Meldrum,                                       Gayle E. Schmidt,
Assistant Secretary                                    Executive Vice President

                                   EXHIBIT "A"

                               Collateral Listing


Optek                               15 425 air operated Surface machines        425F951779 to 425F951793
6825-38th Street North
Pinellas Park, Florida

National Optronics                  35 Horizon III Edgers                       200 to 234

                                    2 Saturn Tracers                            N/A

                                    5 Scan Computer Blockers                    CD-154 to CD-161


                         MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE AND SECURITY AGREEMENT, (the "Mortgage") made this 2nd day of February, 1995, is between U.S. Vision, Inc. (the "Mortgagor"), whose business address is P.O. Box 124, Landing and Lower Landing Road, Glendora, New Jersey and Delaware River Port Authority (the "Mortgagee"), Bridge Plaza, Camden, New Jersey 08101.

                              W I T N E S S E T H:

                                   DEFINITIONS

         The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributable to such terms in the Uniform Commercial Code.

1. Building. The word "Building" shall mean the structure presently located on the Land described in Attachment "A" hereto, as commonly known as 10 Harmon Drive in Gloucester Township, New Jersey, and all improvements or additions thereto.

2. Collateral. The word "Collateral" shall have the definition set forth in the Mortgage Note executed contemporaneously herewith.

3. Fixtures. The word "Fixtures" means the components of the HVAC, electrical, and plumbing systems now or hereafter installed in the Building. Specifically excluded from the definition of "fixtures" as used herein is any equipment installed in the Building for use in Mortgagee's business operations, whether or not same is affixed or attached to the Land.

4. Improvements. The word "Improvements" means all existing and future buildings, fixtures, and structures existing on affixed to the Land, and all improvements, additions, renovations, and other construction thereto.

5. Land. The word "Land" shall mean all real property described in Exhibit "A" attached hereto.

6. Mortgaged Property. The phrase "Mortgaged Property" means the Land defined in section 1, below, and all Additional Mortgaged Property defined in section 2, below.

7. Obligation. The word "Obligation" shall have that meaning set forth in the Mortgage Note executed by the parties contemporaneously herewith.

1.       Consideration and Land
         ----------------------

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the payment of the indebtedness of U.S. Vision, Inc. as evidenced by that certain Mortgage Note (the "Note") in the principal sum of TWO MILLION TWO HUNDRED EIGHTY THOUSAND DOLLARS ($2,280,000.00) of even date herewith, and incorporated by reference herein, as thus made by Mortgagor and in favor of Mortgagee, together with interest thereon (hereafter, the "Obligations" which term shall include, without limitation, the indebtedness evidenced by the Note) the Mortgagor does by these presents grant, bargain, sell, remise, release, give, transfer, assign, mortgage, pledge, warrant, convey and confirm unto Mortgagee all estate, right, title and interest of Mortgagor in and to that certain real property (the "Land") in Camden County, New Jersey, with an address of 10 Harmon Drive, Blackwood,

New Jersey, and more particularly described in Exhibit "A" attached hereto and made a part hereof, together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages, projections, appurtenances, water rights including riparian and littoral rights, streets, ways, alleys and strips and gores of land now or hereafter in any way belonging, adjoining, crossing or pertaining to the Land; and

2.       Additional Mortgaged Property
         -----------------------------

         Together with all right, title, and interest in all of the following property of Mortgagor whether now owned or existing, or hereafter acquired: (a) all buildings, structures, and improvements (collectively, hereafter the "Improvements"), fixtures, including all additions thereto and replacements and extensions thereof, now constructed or hereafter to be constructed under, on, or above the Land; (b) all insurance policies required by this Mortgage, the unearned premiums therefor and all loss proceeds thereof; (c) all awards and refunds hereafter made with respect to any real estate and property taxes, utility rates and charges and all other governmental and non-governmental charges that may be assessed, levied or imposed upon the Land; (d) all building materials, fixtures, building machinery and building equipment of Debtor delivered on-site to the Land during the course of, or in connection with, construction of the buildings and improvements thereon; all the fixtures appurtenant thereto owned by Debtor, which shall include insofar as they now are or may hereafter belong to or be used in the operation of the buildings and improvements, plant, business or dwelling(s) thereon, whether attached or detached, all lighting, heating, ventilation, air conditioning, sprinkling, plumbing, irrigating, water and power systems and fixtures, engines, boilers, ranges, refrigeration plants or units, kitchen cabinets, cooking appliances, storm and screen windows, rugs and carpeting, doors and appliances; all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or liquidated claims including, without limitation, proceeds of insurance and condemnation awards and premiums for such insurance; and (e) all monies payable under the leases affecting the use or occupancy of all or any part of the Land, and all deposits paid thereunder and all rights of Debtor to payment thereunder.

3.       Conditions of Mortgage
         ----------------------

         The conditions of this Mortgage are such that if Mortgagor shall in strict accordance with the terms hereof pay unto Mortgagee the Obligations and perform, comply with, observe, discharge and abide by each and every of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage, then this Mortgage and the estates, interests and rights hereby created shall be null and void, but otherwise shall remain in full force and effect.

4.       Mortgagor's Representations and Warranties
         ------------------------------------------

         Mortgagor does hereby represent and warrant to Mortgagee that: (a) Mortgagor is indefeasibly seized of and has and will have good and marketable fee simple title to the Land and Improvements and has and will have good and marketable title to all other property comprising the Mortgaged Property; (b) any and all of the Mortgaged Property is free and clear of any and all mortgages, liens, encumbrances, claims and security interests of any kind as of record, including, without limitation, taxes and assessments, except those in favor of Mortgagee and those disclosed in the Title Report effective as of this date; (c) Mortgagor has full power and lawful authority to convey, transfer, and mortgage the Mortgaged Property unto Mortgagee; (d) Mortgagor will preserve its title to the Mortgaged Property and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien of this Mortgage against the claims of all persons and parties whomsoever;
(e) all information, certificates and otherwise, given to Mortgagee with respect to Mortgagor, the loan evidenced by the Note and the

Mortgaged Property are true, accurate and correct in all material respects and complete; (f) no event has occurred and is continuing which, with notice or the lapse of time, or both, would constitute a default under any provision of this Mortgage; (g) no governmental requirement, and no covenant, condition, restriction, easement or similar matter affecting the Land or Improvements has been violated of which Mortgagor is aware or reasonably should be aware, and Mortgagor has not received any notice of violation from any governmental authority or any other person with respect to any of the foregoing matters.

5.       Mortgagor's Covenants and Agreements
         ------------------------------------

         The Mortgagor does hereby covenant and agree that:

         (a) Mortgage shall promptly pay, as and when due and payable, the Obligations as defined in the Note.

         (b) Mortgagor shall punctually perform, comply with and abide by, or shall cause to be punctually performed, complied with and abided by all of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage.

         (c) The property is not located in a flood plain.

         (d) Mortgagor shall pay, prior to the time when interest or penalties commence to accrue thereon, all taxes, sewer and water rents and other charges, including charges in lieu of taxes, and all taxes and other claims owing the county in which the land is located or any other governmental authority, and all taxes, charges, and claims owed by Mortgagor to the United States of America. However, if Mortgagor in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, after notice to Mortgagee, and, if required by Mortgagee, shall have furnished assurance reasonably satisfactory to Mortgagee indemnifying it against any loss by reason of such contest, then Mortgagor shall not be required to pay the item or to produce the required receipts so long as the contest: (i) operates to prevent collection and enforcement; (ii) does not interfere with the use, occupancy or operations of the Mortgage Property, and the timely payment of all sums due hereunder; (iii) does not unreasonably jeopardize the lien of this Mortgage;
(iv) is maintained and prosecuted with due diligence; and (v) shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor agrees to pay all contested sums and items, plus all charges, interests, penalties and expenses, if any, and provide Mortgagee with acceptable evidence of such payments, within thirty (30) days after the contest is terminated adversely to Mortgagor or is discontinued. Mortgagor represents and warrants that the Premises are separately assessed and shall remain separately assessed on the tax rolls for so long as the debt secured hereby remains unpaid. If any of the foregoing charges or any part thereof are not paid as aforesaid, the Mortgagee may at any time pay same with accrued interest and charges, if any, without waiving or affecting Mortgagee's option to foreclose this Mortgage or to exercise any other right or remedy of Mortgagee hereunder or available at law or in equity, and all such payments shall be secured by the lien of this Mortgage.

         (e) Insurance: Mortgagor shall during the term of this mortgage obtain, maintain and keep in full force and effect All-Risk Hazard Insurance with respect to the Mortgaged Property, which insurance shall reflect coverage in such amounts as Mortgagee may reasonably require, but in no event less than 100% of the full replacement cost of the Mortgaged Property, and which insurance shall include, a mortgage endorsement naming the Mortgagee as Mortgagee and Lender Loss Payee (in the first lien position), and which shall also specifically cover and apply to that portion of the mortgaged property constituting personal property. Mortgagor shall also maintain General Comprehensive Public Liability

Insurance against claims for bodily injury, death and property damage, occurring in, on, or about the Mortgaged Property, in such amounts as may reasonably be required by Mortgagee. All policies of insurance which are required hereunder shall be written by reputable carriers. At all times during the term of this Mortgage, Mortgagor shall deliver to Mortgagee proof of insurance (insurance certificate) required above. Mortgagee, if it deems necessary, may place and pay for any and all insurance as aforesaid, or any part thereof, without losing, waiving, or affecting Mortgagee's right to foreclose this Mortgage or to exercise any other remedy or right of Mortgagee hereunder, and every such payment shall bear interest from the date hereof until paid, and all such payments with interest thereon, as aforesaid, shall be secured by the lien of this Mortgage. If all or any part of the Mortgaged Property shall be destroyed or damaged by a casualty, Mortgagor shall promptly give written notice thereof to Mortgagee and the appropriate insurer. All proceeds of insurance shall be paid to Mortgagee and shall be applied to the restoration, repair or replacement of the Mortgaged Property. Such proceeds shall be disbursed to Mortgagor as work progresses pursuant to a construction and disbursing loan agreement in form and content reasonably satisfactory to Mortgagee, and Mortgagor shall promptly and diligently, regardless of whether there shall be sufficient insurance proceeds therefor, restore, repair, and rebuild the Mortgaged Property to the equivalent of its condition immediately prior to the casualty. The application of the insurance proceeds to the restoration, repair or replacement of the Mortgaged Property shall not affect the lien of this Mortgage or affect or reduce the Obligations. If all or any part of the Mortgaged Property shall be damaged or destroyed by a casualty not covered by insurance, or, if so covered, the insurer fails or refuses to pay the claim within 90 days following the filing thereof, Mortgagor shall immediately give written notice thereof to Mortgagee. During any period of restoration and repair, Mortgagor shall continue to duly and promptly pay, perform, observe and comply with all of the Obligations and all of the stipulations, conditions and covenants contained and set forth in this Mortgage.

         (f) Condemnation: Mortgagor shall immediately notify Mortgagee upon obtaining any knowledge of the institution of any proceeding for the condemnation of the Mortgaged Property or any part thereof. The Mortgagee shall be entitled to all compensation awards and other payments or relief therefore to the extent of the amount remaining due under the Note secured hereby.

         (g) Abstracts of Title: Mortgagor shall deliver the abstract(s) of title or title insurance policy covering the Mortgaged Property to Mortgagee or its designated agent, which abstract(s) or policy shall at all times during the term of this Mortgage remain in the possession of Mortgagee or its designated agent, and in the event of the foreclosure of this Mortgage or other transfer of title in lieu thereof, all right, title and interest of Mortgagor in and to any such abstract(s) or policy shall pass to the purchaser or grantee.

         (h) Right of Inspection: Mortgagor shall permit Mortgagee and its agents to inspect the Mortgaged Property upon reasonable prior notice at any time during normal business hours and at all other reasonable times, provided such inspections shall not unreasonably interfere with conduct of Mortgagor's use of the Mortgaged Property.

         (i) Improvements; Right to Audit Improvement Account: Mortgagor and Mortgagee acknowledge that the funds loaned to Mortgagor pursuant to the Note exceed the price paid by the Mortgagor to purchase the Land and existing building and improvements thereon. The funds loaned pursuant to the Note which exceed the purchase price shall hereafter be referred to as "excess funds." Mortgagor further covenants that all such excess funds shall be used by Mortgagor for the purpose of paying those costs reasonably and traditionally associated with settlement on purchase of the Land and the building thereon, and for the payment of expenses incurred in connection with improvements to be made thereto, including, but not limited to architect, engineer and other professional fees, demolition costs, interior renovation and construction costs, acquisition or repair of fixtures, expenses incurred in connection with renovations to the parking lot on the Land, other exterior renovations, and costs associated with the consideration of Mortgagor's operations in New Jersey. All such improvements shall be subject to the Lien of this Mortgage. All excess funds shall be held by Mortgagor in an account specially set up for the purpose of making disbursements for the items described hereinabove. Such account will be known as the "Improvement Account," and Mortgagee shall have the right to audit the records of the Improvement Account. Mortgagee may exercise this right on a monthly basis, during reasonable business hours, during the entire period in which improvements to the Land are made.

         (j) Tax, Assessment Payments: Mortgagor shall pay all taxes and assessments when due, or contest same in good faith in accordance with Section 6(d) hereinabove.

         (k) Indemnity: Mortgagor shall pay or reimburse Mortgagee for all costs, charges, expenses, and reasonable attorneys' fees paid or incurred by Mortgagee in any action, proceeding or dispute of any kind brought by third parties in which Mortgagee is joined as a party because of the failure of Mortgagor to promptly perform, comply with and abide by any and all of the covenants, conditions and stipulations set forth in this Mortgage or in the Note, or pursuant to any condemnation or eminent domain action involving the Mortgaged Property or any part thereof, any action to protect the security hereof, or any proceeding in probate, reorganization, bankruptcy, or forfeiture in rem. All such amounts paid or incurred by Mortgagee, together with interest thereon shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately, whether or not there be notice or demand therefor.

         (l) Hazardous Substances. If Mortgagor receives (i) any notice of the happening of any event involving spillage, release, leakage, seepage, discharge or cleanup of any Hazardous Substance on the Mortgaged Property or in connection with Mortgagor's operations thereon or (ii) from any person or governmental authority (including, without limitation, the EPA) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter (collectively and individually an "Environmental Complaint") affecting Mortgagor or the Mortgaged Property (or any part thereof), then Mortgagor shall promptly notify Mortgagee orally and in writing of such Environmental Complaint. Mortgagee shall have the right but not the obligation, and without any limitation of Mortgagee's other rights under this Mortgage, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to clean-up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Substance or an Environmental Complaint following receipt of any notice from any person or governmental authority (including, without limitation, the EPA and NJDEP) asserting the existence of any Hazardous Substance or an Environmental Complaint pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit or other action against Mortgagor or Mortgagee which, in the sole reasonable opinion of Mortgagee, could jeopardize Mortgagee' s security interest under this Mortgage. All reasonable costs and expenses incurred by Mortgagee in the exercise of any such rights shall be secured by this Mortgage, and shall be paid by Mortgagor upon demand.

         (m) Clouds on Title: Mortgagor shall not create or permit to be created or to remain, without Mortgagee's prior written consent, any mortgage, pledge, mechanics' lien or other lien, conditional sale or other title retention agreement, encumbrance, claim or charge on (whether prior or subordinate to the lien on this Mortgage) the Mortgaged Property. Any transaction prohibited under this Section shall be null and void.

         (n) Repair and Maintain Obligation: Mortgagor shall not commit or permit any waste, impairment, or deterioration of the Mortgaged Property and shall at all times maintain the Mortgaged Property in a state of good repair; Mortgagor shall not do or permit any alteration or change in the use and character of the Mortgaged Property, which shall materially impair or weaken the security of this Mortgage. In the event that Mortgagor shall refuse, neglect or be unable to repair and maintain the Mortgaged Property, the Mortgagee may, at its option, make such repairs or cause the same to be made and advance monies in that regard. All such amounts paid or incurred by Mortgagee together with interest thereon from the date incurred by Mortgagee shall be secured by this Mortgage and shall be due and payable by Mortgagee immediately, whether or not there be notice or demand therefor.

6.       Events of Default
         -----------------

         Subject to the Notice and Opportunity to Cure provision set forth in the Note, an "Event of Default" as used in this Mortgage shall occur at any time or from time to time: (a) if any Obligation or any installment thereof is not paid on or before the date the same is due and payable or prior to expiration of the cure period set forth in the Note; (b) if any covenant, condition, agreement, or stipulation contained in this Mortgage (other than one requiring the payment of money or otherwise specifically provided for hereinafter) is not duly and promptly performed, or if any negative covenant contained in this mortgage is violated, and such non-performance or violation is not cured; (c) if any representation or warranty made in this Mortgage, or in any other document evidenced by the Note is at the time made materially false or misleading; (d) if U.S. Vision, Inc. is voluntarily adjudicated a bankrupt or insolvent, seeks or consents to the appointment of a receiver or trustee for itself or for all or any part of its property, files a petition seeking relief, including reorganization, arrangement or similar relief, under the present Bankruptcy Code or other similar present or future applicable laws of the United States or any state or any other competent jurisdiction, makes a general assignment for the benefit of creditors or admits in writing an inability to pay its debts as they mature; (e) if a receiver or trustee is appointed for U.S. Vision, Inc. seeking relief, including reorganization, arrangement or similar relief, under the present Bankruptcy Code or other similar present or future applicable laws of the United States or any state or other competent jurisdiction, and such petition is not dismissed within sixty (60) days after the filing thereof; (f) if U.S. Vision, Inc. voluntarily or involuntarily dissolves or liquidates; (g) relocation of Borrower's principal eyeglass manufacturing facility or corporate headquarters out of the State of New Jersey while any amount remains due hereunder.

7.       Remedies of Mortgage Upon Default
         ---------------------------------

         Upon expiration of the period in which Mortgagor may cure an Event of
Default: all of the obligations shall, at the option of Mortgagee, become immediately due and payable, and Mortgagee shall thereupon have all rights and remedies provided hereunder or as otherwise available at law or in equity.

8.       Due on Sale
         -----------

         Except with respect to transfers by Mortgagor to its parent corporation, or any subsidiary or affiliate corporation reasonably acceptable to Lender, the Loan shall be due and payable in full upon any transfer of the Land, Building, and Improvements thereto.

9.       Survival
         --------

         The warranties, representations, covenants and agreements as set forth in this Mortgage shall survive the execution and delivery hereof and shall continue in full force in effect until all of the Obligations shall have been paid in full.

10.      Subrogation
         -----------

         Mortgagee is hereby subrogated to the claims and liens of all parties whose claims or liens are fully or partially discharged or paid with the proceeds of the indebtedness secured by this Mortgage notwithstanding that such claims or liens may have been canceled and satisfied of record.

11.      Notices, Demands, etc.
         ---------------------

         All notices, demands, requests and other communications, if any, required under this Mortgage must be in writing, and must be given by facsimile transmission or certified mail, addressed to the party for whom it is intended at the addresses set forth hereinbelow:

                  If to Mortgagor:

                  U.S. Vision, Inc.
                  ATTN: George E. McHenry, Jr., C.F.O.
                  Landing and Lower Landing Roads
                  Chews Landing, NJ 08012
                  Facsimile number: 609-232-1848

                  With copy to:

                  Jonathan M. Petrakis, Esquire
                  Frey, Petrakis & Deeb
                  1601 Market Street, Sixth Floor
                  Philadelphia, PA 19103
                  Facsimile number: 215-563-5532

                  If to Mortgagee:

                  Delaware River Port Authority
                  ATTN: General Counsel
                  Bridge Plaza
                  Camden, NJ 08101
                  Facsimile number: 609-541-6379

Any party may designate a change of address by written notice to the other parties, received by such other parties prior to the time that such change of address is to become effective.

12.      Successors and Assigns
         ----------------------

         All of the terms of this Mortgage shall apply to and be binding upon, and inure, to the benefit of, the heirs, devises, personal representatives, successors and assigns of Mortgagor and Mortgagee, respectively, and all persons claiming under or through them.

13.      Severability
         ------------

         If any one or more of the provisions contained in this Mortgage is declared or found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such provision or portion thereof shall be deemed stricken and severed and the remaining provisions hereof shall continue in full force and effect. If any one or more of the Obligations is declared or found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining Obligations shall continue in full force and effect.

14.      Entire Agreement
         ----------------

         No other agreement, unless in writing and signed by Mortgagee, and no course of dealing between the parties hereto, shall be effective to change, waive, terminate, modify, discharge, or release in whole or in part any provision of this Mortgage. No waiver of any rights or powers of Mortgagee or consent by it shall be valid unless in writing signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15.      Security Agreement
         ------------------

         This Mortgagee constitutes a "Security Agreement" within the meaning of, and shall create a security interest under the Uniform Commercial Code. A carbon, photographic or other reproduction of this Mortgage or of any financing statement shall be sufficient as a financing statement.

16.      Time is of Essence
         ------------------

         It is specifically agreed that time is of the essence as to all matters provided for in this Mortgage, and that no waiver of any Obligation or provision contained in this Mortgage shall at any time thereafter be held to be a waiver of such Obligation or provision.

17.      Joint and Several Applicability
         -------------------------------

         If more than one person or entity executes this Mortgage, each is and shall be jointly and severally liable hereunder.

18.      Environmental Matters
         ---------------------

         Mortgagor represents and warrants to Mortgagee that Mortgagor has inspected the premises and to the best of its knowledge,

         (a) Mortgagor is not in violation of The Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, The Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, The Clean Water Act, The Toxic Substances Control Act and The Clean Air Act or any rule or regulation promulgated pursuant to any of the foregoing statutes, or any other applicable environmental law, statute, rule, regulation or ordinance (all of the foregoing are hereinafter sometimes collectively referred to as the "Environmental Laws").

         (b) Neither Mortgagor or agent or independent contractor of Mortgagor has arranged, by contract, agreement or otherwise, (i) for the disposal or treatment of, or (ii) with a transporter for the transport or disposal or treatment of, any hazardous substance (as defined by CERCLA, as amended), owned, used or possessed by the Mortgagor, identified by the EPA on the National Priorities List, 40 C.F.R. part 300, at any location.

         (c) Mortgagor shall comply with all Environmental Laws and, to the extent necessary for the conduct of Mortgagor's business, shall obtain, maintain, and comply with all permits, licenses, registrations and authorizations required under the Environmental Laws. Mortgagor shall comply with all governmental orders, directives, judgments, orders, decrees, awards, administrative consent orders, settlement agreements, or other settlement documents entered into with any administrative or governmental agency or entity concerning compliance with the Environmental Laws.

         Mortgagor shall not use or permit the use of the Mortgaged Property for the generation, storage, recycling, processing, transportation, disposal of or release of any hazardous substance (as defined by CERCLA, as amended). Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would be in violation of any Environmental Laws.

         Mortgagor agrees to defend, indemnify and save Mortgagee harmless from and against any and all loss, damages and costs, including reasonable attorneys' fees and expenses which Mortgagee may after the date of the Mortgage suffer, incur or lay out, by reason of any liability arising out of Environmental Laws, claims, or proceedings due to activities of Mortgagor or any other person or entity during Mortgagor's ownership of the Mortgaged Property. This indemnification shall extend to any liability of Mortgagee may suffer or incur in connection with any toxic waste clean up ordered by any governmental agency or court. This indemnity shall survive any event of foreclosure under this Mortgage or conveyance of the Mortgaged Property in lieu of foreclosure.

19.      Titles
         ------

         The titles of the paragraphs shall not be considered in determining the meaning of any paragraph. They exist for ease of review only.

20.      Excess Interest Waiver
         ----------------------

         Nothing contained herein, in the Note, or in any other instrument or transaction related thereto, shall be construed or so operate as to require Mortgagor or any person liable for the payment of any of the Obligations to pay interest, or any charge in the nature of interest, in an amount or at a rate which exceeds the maximum rate of interest allowed by applicable law, as amended from time to time. Should any interest or other charges in the nature of interest received by Mortgagee or paid by Mortgagor or by any person liable for the payment of any of the Obligations exceed the maximum rate of interest allowed by applicable law, as amended from time to time, then such excess sum shall be credited against the principal balance of the Note or the balance of the other Obligations, as applicable, unless the Mortgagor or such other person liable for such payments, as applicable, shall notify the Mortgagee, in writing, that the Mortgagor or such other person elects to have such excess sum returned to him, her, or it forthwith, it being the intent of the parties hereto that under no circumstances shall the Mortgagor or any person liable for the payment of any of the Obligations be required to pay interest in excess of the maximum rate of interest allowed by applicable law, as amended from time to time. The Mortgagee may, in determining the maximum rate of interest allowed under applicable law, as amended from time to time, take advantage of any state or federal law, rule or regulation in effect from time to time which may govern the maximum rate of interest which may be reserved, charged or taken.

21.      Closing
         -------

         PROVIDED ALWAYS, that if Mortgagor shall pay all the sums secured by this Mortgage at the times and in the manner provided in this Mortgage, in the Note, then this Mortgage and the estate and interest granted by this Mortgage shall cease and have no further effect; and in such case, Mortgagee, on demand of and at the sole cost and expense of Mortgagor, shall execute proper instruments in recordable form acknowledging satisfaction and discharge of this Mortgage and shall release or assign all of the Mortgagee's right, title and interest of, in and to the Mortgaged Property, and shall deliver to Mortgagor any other property then pledged to and held by Mortgagee pursuant to the terms of the Note, and this Mortgage including all policies of title, fire and property damage insurance theretofore furnished or assigned to Mortgagee and any monies not theretofore applied by Mortgagee in accordance with the Note, or this Mortgage.

         IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this instrument as of the day and year first above written.

ATTEST:                                            MORTGAGOR:

U.S. Vision, Inc.                                  U.S. Vision, Inc.



/s/ Carolyn Meldrum                                By: /s/ Gayle Schmidt
---------------------                                  ------------------------
CAROLYN MELDRUM                                        GAYLE SCHMIDT
Assistant Secretary                                    Executive Vice President

MORTGAGE ADDRESS CERTIFICATION
------------------------------

         I hereby certify that the address of the within Mortgagee is Bridge Plaza, Camden, New Jersey, 08101.


                                                 By: /s/ Matthew A. Saline
                                                     -------------------------
                                                     Matthew A. Saline
                                                     Assistant General Counsel

STATE OF NEW JERSEY                 :
                                    :       SS:
COUNTY OF CAMDEN                    :

         BEFORE ME, the undersigned authority, personally appeared Gayle Schmidt on behalf of U.S. Vision, Inc. to me well known and known to me to be the person described in and who executed the foregoing Mortgage and acknowledged to and before me that she executed such instrument and that said instrument is her free act and deed of said corporation.

         WITNESS my hand and official seal this 2nd day of February, 1995.




                                                 /s/Suzanne M. [Not legible]
                                                 ------------------------------
                                                 Notary Public

                                                 Seal

                                                 My Commission Expires: 7/19/99

                              MORTGAGE EXHIBIT "A"

Land Dimensions Engineering [Letterhead]
Professional Engineers, Planners, Land Surveyors, Landscape Architects, Environmental Scientists and Foresters
Mailing Address: P.O. Box 204, Grenloch, NJ 08032
Location: 508 Black Horse Pike at County House Road, Turnersville, NJ 08012
(609)228-8150
Fax: (609)228-8224


DESCRIPTION

TRACT 1
Lot 10, Block 24.01
Gloucester Twp., Camden Co., N.J.
January 26, 1995
LDE File No. S-1603

All that certain tract or parcel of land and premises, situate in the Township of Gloucester, County of Camden, and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the Northwesterly end of a curve, connecting the Northwesterly R.O.W. line of Harmon Drive (50' wide), with the Northeasterly R.O.W. line of Harmon Drive, thence;

1. S 46 degrees, 00 minutes, 00 seconds W, along the Northwesterly R.O.W. line of Harmon Drive, 239.23' to a point corner to same, thence;

2. N 44 degrees, 00 minutes, 00 seconds W, along Lot 3.09, and Part of Lot 3A, Block 55, Plan hereinafter mentioned, 380.0' to a point in line of the Remainder of Lot 3A, lands now or formerly Gloucester Township M.U.A., thence;

3. N 46 degrees, 00 minutes, 00 seconds E, along said Lot, 220.0' to a point corner to same, thence;

4. N 44 degrees, 00 minutes, 00 seconds W, still along the Remainder of Lot 3A, 50.0' to a point corner to same, thence;

5. N 46 degrees, 00 minutes, 00 seconds E, along Part of Lot 3, lands now or formerly Gloucester Township M.U.A., 50.0' to a point of curvature in same, thence;

6. In a general Southeastwardly direction, still along said Lot, curving to the right on a Radius of 150.0', an Arc of 235.62', a central angle of 90 degrees, 00 minutes, 00 seconds, to a point of tangency corner to Part of Lot 3 and Lot 5, thence;

7. S 44 degrees, 00 minutes, 00 seconds E, along Lot 5, lands now or formerly Philadelphia Coca-Cola Bottling Co., 130.0' to a point of curvature in same, thence;

8. In a general Southwardly direction, still along Lot 5, curving to the right on a Radius of 200.0', an Arc of 221.04, a central angel of 63 degrees, 19 minutes, 28 seconds, to a point corner to same, thence;

9. S 43 degrees, 14 minutes, 04 seconds E, still along Lot 5, 42.22' to a point of curvature in the Northeasterly R.O.W. line of Harmon Drive; thence;

10. In a general Southwestwardly direction, along the aforementioned connecting curve, curving to the left on a Radius of 70.0', an Arc of 110.89, a central angle of 90 degrees, 45 minutes, 56 seconds, to the place of beginning.

Containing within said bounds, 3.75 Acres.

Said described being the Remainder of Lot 3 and Part of Lot 3A, Block 55, Pine Run Industrial Park, Plan of Major Subdivision for Lot 3, Block 55, prepared by William J. McCamy, P.E. & L.S., dated 10- 26-78, filed 9-4-79, Original Map No. 351-9, Duplicate No. 643-9. Being Lot 10, Block 2401, Gloucester Township Tax Map.

Said described being subjected to a 25' Wide Drainage Easement, per Tax Map, being described as follows:

BEGINNING at the terminous of course number 2 as described above thence;

1. N 46 degrees, 00 minutes, 00 seconds E, along the Remainder of Lot 3A, and along the Southeasterly line of a 50' Wide Access Easement, 270.0' to a point corner to said Easement line, thence;

2. S 44 degrees, 00 minutes, 00 seconds E, through the Remainder of Lot 3, 25.0' to a point corner to same, thence;

3. S 46 degrees, 00 minutes, 00 seconds W, through the Remainder of Lot 3, and Part of Lot 3A, 270.0' to a point in line of Part of Lot 3A, thence;

4. N 44 degrees, 00 minutes, 00 seconds W, along Part of Lot 3A, 25.0' to the place of beginning.

Containing within said bounds, 6,750 sq. ft.

Also being subjected to a 50' Wide Access Easement, per Tax Map, being described as follows:

BEGINNING at a point in the Northwesterly end of a curve, connecting the Northwesterly R.O.W. line of Harmon Drive (50' wide), with the Northeasterly R.O.W. line of Harmon Drive, thence;

1. S 46 degrees, 00 minutes, 00 seconds W, along the Northwesterly R.O.W. line of Harmon Drive, 19.23' to a point of curvature in same, thence;

2. In a general Northwardly direction, through the Remainder of Lot 3, curving to the left on a Radius of 150.0', an Arc of 235.62', a central angle of 90 degrees, 00 minutes, 00 seconds, to a point of tangency, thence;

3. N 44 degrees, 00 minutes, 00 seconds W, still through said Lot, 130.0' to a point of curvature, thence;

4. In a general Northwestwardly direction, still through the Remainder of Lot 3, curving to the left on a Radius of 100.0', an Arc of 157.08', a central angle of 90 degrees, 00 minutes, 00 seconds, to a point of tangency, thence;

5. S 46 degrees, 00 minutes, 00 seconds W, still through said Lot, 50.0' to a point corner to Lot 3A, thence;

6. N 44 degrees, 00 minutes, 00 seconds W, along the Remainder of Lot 3A, lands now or formerly Gloucester Township M.U.A., 50.0' to a point corner to same, thence;

7. N 46 degrees, 00 minutes, 00 seconds E, along Part of Lot 3, lands now or formerly Gloucester Township M.U.A., 50.0' to a point of curvature in same, thence;

8. In a general Southeastwardly direction, still along said Lot, curving to the right on a Radius of 150.0', an Arc of 235.62', a central angel of 90 degrees, 00 minutes, 00 seconds, to a point of tangency corner to Part of Lot 3 and Lot 5, thence;

9. S 44 degrees, 00 minutes, 00 seconds E, along Lot 5, lands now or formerly Philadelphia Coca-Cola Bottling Co., 130.0' to a point of curvature in same, thence;

10. In a general Southwardly direction, still along Lot 5, curving to the right on a Radius of 200.0', an Arc of 221.04, a central angle of 63 degrees, 19 minutes, 28 seconds, to a point corner to same, thence;

11. S 43 degrees, 14 minutes, 04 seconds E, still along Lot 5, 42.22' to a point of curvature in the Northeasterly R.O.W. line of Harmon Drive, thence;

12. In a general Southwestwardly direction, along the aforementioned connecting curve, curving to the left on a Radius of 70.0', an Arc of 110.89, a central angle of 90 degrees, 45 minutes, 56 seconds, to the place of beginning.

Containing within said bounds, 0.68 Acres.

/s/ James S. Gugel
----------------------
James S. Gugel, P.L.S.
N.J. Lic. No. 33102

Land Dimensions Engineering [Letterhead]
Professional Engineers, Planners, Land Surveyors, Landscape Architects, Environmental Scientists and Foresters
Mailing Address: P.O. Box 204, Grenloch, NJ 08032
Location: 508 Black Horse Pike at County House Road, Turnersville, NJ 08012
(609)228-8150
Fax: (609)228-8224


DESCRIPTION

TRACT 2
Lot 9, Block 24.01
Gloucester Twp., Camden Co., N.J.
January 26, 1995
LDE File No. S-1603

All that certain tract or parcel of land and premises, situate in the Township of Gloucester, County of Camden, and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the Northwesterly R.O.W. line of Harmon Drive (50' wide), said point being S 46 degrees, 00 minutes, 00 seconds W, 239.23' from the Northwesterly end of a curve, connecting the Northwesterly R.O.W. line of Harmon Drive, with the Northeasterly R.O.W. line of Harmon Drive, said connecting curve having a Radius of 70.0', an Arc of 110.89', thence;

1. S 46 degrees, 00 minutes, 00 seconds W, along the Northwesterly R.O.W. line of Harmon Drive, 180.0' to a point corner to same, thence;

2. N 44 degrees, 00 minutes, 00 seconds W, along Lot 3.08, Block 55, Plan hereinafter mentioned, and along the Northeasterly line of a 20' Wide Water and Sanitary Sewer Easement, 380.0' to a point in line of the Remainder of Lot 3A, thence;

3. N 46 degrees, 00 minutes, 00 seconds E, along the Remainder of Lot 3A, 180.0' to a point corner to same, thence;

4. S 44 degrees, 00 minutes, 00 seconds E, along Part of Lot 3A, and the Remainder of Lot 3, 380.0' to the place of beginning.

Containing within said bounds, 1.57 Acres.

Said described being Lot 3.09 and Part of Lot 3A, Block 55, Pine Run Industrial Park, Plan of Major Subdivision for Lot 3, Block 55, prepared by William J. McCamy, P.E. & L.S., dated 10-26-78, filed 9- 4-79, Original Map No. 351-9, Duplicate No. 643-9. Being Lot 9, Block 2401, Gloucester Township Tax Map.

Said described being subjected to a 25' Wide Drainage Easement, per Tax Map, being described as follows:

BEGINNING at the terminous of course number 2 as described above thence;

1. N 46 degrees, 00 minutes, 00 seconds E, along the Remainder of Lot 3A, 180.00' to a point corner to same, thence;

2. S 44 degrees, 00 minutes, 00 seconds E, along Part of Lot 3A, 25.0' to a point corner to same, thence;

3. S 46 degrees, 00 minutes, 00 seconds W, through Part of Lot 3A, 180.0' to a point in line of Lot 3.08, thence;

4. N 44 degrees, 00 minutes, 00 seconds W, along Lot 3.08, 25.0' to the place of beginning.

Containing within said bounds, 4,500 Acres.

Also being subjected to a 10' Wide Sanitary Sewer Easement, per Tax Map, being described as follows:

BEGINNING at a point in the division line between Lots 3.08 and 3.09, Block 55, said point being the following (2) course from the Northwesterly end of the aforementioned connecting curve, connecting the Northwesterly R.O.W. line of Harmon Drive, with the Northeasterly R.O.W. line of Harmon Drive, thence;

A. S 46 degrees, 00 minutes, 00 seconds W, along the Northwesterly R.O.W. line of Harmon Drive, 419.23' to a point corner to same, thence;

B. N 44 degrees, 00 minutes, 00 seconds w, along Lot 3.08, 30.0' to the above mentioned beginning point, thence;

1. N 46 degrees, 00 minutes, 00 seconds E, through Lot 3.09, 180.0' to a point in line of the Remainder of Lot 3, thence;

2. N 44 degrees, 00 minutes, 00 seconds W, along said Lot, 10.0' to a point corner to same, thence;

3. S 46 degrees, 00 minutes, 00 seconds W, through Lot 3.09, 180.0' to a point in line of Lot 3.08, thence;

4. N 44 degrees, 00 minutes, 00 seconds W, along said Lot, 10.0' to the place of beginning.

Containing within said bounds, 1,800 sq. ft.


/s/ James S. Gugel
-----------------------
James S. Gugel, P.L.S.
N.J. Lic. No. 33102

                         MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE AND SECURITY AGREEMENT, (the "Mortgage") made this 2nd day of February, 1995, is between U.S. Vision, Inc. (the "Mortgagor"), whose business address is P.O. Box 124, Landing and Lower Landing Road, Glendora, New Jersey and Delaware River Port Authority (the "Mortgagee"), Bridge Plaza, Camden, New Jersey 08101.

                                   WITNESSETH:

                                   DEFINITIONS

         The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributable to such terms in the Uniform Commercial Code.

         1. Building. The word "Building" shall mean the structure presently located on the Land fully described in Attachment "A" hereto as existing at the intersection of Landing and Lower Landing Road in Gloucester Township, New Jersey, and all improvements or additions thereto.

         2. Collateral. The word "Collateral" shall have the definition set forth in the Mortgage Note executed contemporaneously herewith.

         3. Fixtures. The word "Fixtures" means the components of the HVAC, electrical, and plumbing systems now or hereafter installed in the building. specifically excluded from the definition of "fixtures" as used herein is any equipment installed in the Building for use in Mortgagee's business operations, whether or not same is affixed or attached to the Land.

         4. Improvements. The word "Improvements" means all existing and future buildings, fixtures, and structures existing on or affixed to the Land, and all improvements, additions, renovations, and other construction thereto.

         5. Land. The word "Land" shall mean all real property described in Exhibit "A" attached hereto.

         6. Mortgaged Property. The phrase "Mortgaged Property" means the Land defined hereinabove and all Additional Mortgaged Property defined in section 2, below.

         7. Obligation. The word "Obligation" shall have the meaning set forth in the Mortgage Note executed by the parties contemporaneously herewith.

1.       Consideration and Land
         ----------------------

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the payment of the indebtedness of U.S. Vision, Inc. as evidenced by that certain Mortgage Note (the "Note") in the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000.00) of even date herewith, and incorporated by reference herein, as thus made by Mortgagor and in favor of Mortgagee, together with interest thereon (hereafter, the "Obligations" which term shall include, without limitation, the indebtedness evidenced by the Note), the Mortgagor does by these presents grant, bargain, sell, remise, release, give, transfer, assign, mortgage, pledge, warrant, convey and confirm unto

Mortgagee all estate, right, title and interest of Mortgagor in and to that certain real property (the "Land") in Camden County, New Jersey, with an address of Landing and Lower Landing Roads, Chews Landing, New Jersey, 08012, and more particularly described in Exhibit "A" attached hereto and made a party hereof, together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages, projections, appurtenances, water rights including riparian and littoral rights, streets, ways, alleys and strips and gores of land now or hereafter in any way belonging, adjoining, crossing or pertaining to the Land; and

2.       Additional Mortgaged Property
         -----------------------------

         Together with all right, title, and interest in all of the following property of Mortgagor whether now owned or existing, or hereafter acquired: (a) all buildings, structures, and improvements (collectively, hereafter the "Improvements"), fixtures, including all additions thereto and replacements and extensions thereof, now constructed under, on, or above the Land; (b) all insurance policies required by this Mortgage, the unearned premiums therefor and all loss proceeds thereof; (c) all awards and refunds hereafter made with respect to any real estate and property taxes, utility rates and charges and all other governmental and non-governmental charges that may be assessed, levied or imposed upon the Land; (d) all building materials, fixtures, building machinery and building equipment of Debtor delivered on-site to the Land during the course of, or in connection with, construction of the buildings and improvements thereon; all the fixtures appurtenant thereto owned by Debtor, which shall include insofar as they now are or may hereafter belong to or be used in the operation of the buildings and improvements, plant, business or dwelling(s) thereon, whether attached or detached, all lighting, heating, ventilation, air conditioning, sprinkling, plumbing, irrigating, water and power systems and fixtures, engines, boilers, ranges, refrigeration plants or units, kitchen cabinets, cooking appliances, storm and screen windows, rugs and carpeting, doors and appliances; all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or liquidated claims including, without limitation, proceeds of insurance and condemnation awards and premiums for such insurance; and (e) all monies payable under leases affecting the use or occupancy of all or any part of the Land, and all deposits paid thereunder and all rights of Debtor to payment thereunder.

3.       Conditions of Mortgage
         ----------------------

         The conditions of this Mortgage are such that if Mortgagor shall in strict accordance with the terms hereof pay unto Mortgagee the Obligations and perform, comply with, observe, discharge and abide by each and every of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage, then this Mortgage and the estates, interests and rights hereby created shall be null and void, but otherwise shall remain in full force and effect.

4.       Mortgagor's Representations and Warranties
         ------------------------------------------

         Mortgagor does hereby represent and warrant to Mortgagee that: (a) Mortgagor is indefeasibly seized of and has and will have good and marketable fee simple title to the Land and Improvements and has and will have good and marketable title to all other property comprising the Mortgaged Property; (b) any and all of the Mortgaged Property is free and clear of any and all mortgage, liens, encumbrances, claims and security interests of any kind as of record, including, without limitation, taxes and assessments, except those in favor of Mortgagee and those disclosed in the Title Report effective as of this date; (c) Mortgagor has full power and lawful authority to convey, transfer, and mortgage the Mortgaged Property unto Mortgagee; (d) Mortgagor will preserve its title to the Mortgaged Property and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien of this Mortgage against the claims of all persons and parties whomsoever; (e) all information, certificates and otherwise, given to Mortgagee with respect to Mortgagor, the loan evidenced by the Note and the Mortgaged Property are true, accurate and correct in all material respects and complete; (f) no event has occurred and is continuing which, with notice or the lapse of time, or both, would constitute a default under any provision of this Mortgage; (g) no governmental requirement, and no covenant, condition, restriction, easement or similar matter affecting the Land or Improvements has been violated of which Mortgagor is aware or reasonably should be aware, and Mortgagor has not received any notice of violation from any governmental authority or any other person with respect to any of the foregoing matters.

5.       Mortgagor's Covenants and Agreements
         ------------------------------------

         The Mortgagor does hereby covenant and agree that:

         (a) Mortgagor shall promptly pay, as and when due and payable, the Obligations as defined in the Note.

         (b) Mortgagor shall punctually perform, comply with and abide by, or shall cause to be punctually performed, complied with and abided by all of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage.

         (c) The property is not located in a flood plain.

         (d) Mortgagor shall pay, prior to the time when interest or penalties commence to accrue thereon, all taxes, sewer and water rents and other charges, including charges in lieu of taxes, and all taxes and other claims owing the county in which the land is located or any other governmental authority, and all taxes, charges, and claims owed by Mortgagor to the United States of America. However, if Mortgagor in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, after notice to Mortgagee, and, if required by Mortgagee, shall have furnished and deposited reasonable security as required by Mortgagee and furnished assurance reasonably satisfactory to Mortgagee indemnifying it against any loss by reason of such contest, then Mortgagor shall not be required to pay the item or to produce the required receipts so long as the contest: (i) operates to prevent collection and enforcement; (ii) does not interfere with the use, occupancy or operations of the Mortgaged Property, and the timely payment of all sums due hereunder; (iii) does not unreasonably jeopardize the lien of this Mortgage; (iv) is maintained and prosecuted with due diligence; and (v) shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor agrees to pay all contested sums and items, plus all charges, interests, penalties and expenses, if any, and provide Mortgagee with acceptable evidence of such payments, within thirty (30) days after the contest is terminated adversely to Mortgagor or is discontinued. Mortgagor represents and warrants that the Premises are separately assessed and shall remain separately assessed on the tax rolls for so long as the debt secured hereby remains unpaid. If any of the foregoing charges or any part thereof are not paid as aforesaid, the Mortgagee may at any time pay same with accrued interest and charges, if any, without waiving or affecting Mortgagee's option to foreclose this Mortgage or to exercise any other right or remedy of Mortgagee hereunder or available at law or in equity, and all such payments shall be secured by the lien of this Mortgage.

         (e) Insurance: Mortgagor shall during the term of this Mortgage obtain, maintain and keep in full force and effect All-Risk Hazard Insurance with respect to the Mortgaged Property, which insurance shall reflect coverage in such amounts as Mortgagee may reasonably require, but in no event less than 100% of the full replacement cost of the Mortgaged Property, and which insurance shall include, a mortgage endorsement naming the Mortgagee as Mortgagee and Lender Loss Payee (in a first lien position), and which shall also specifically cover and apply to that portion of the mortgaged property constituting personal property.

Mortgagor shall also maintain General Comprehensive Public Liability Insurance against claims for bodily injury, death and property damage, occurring in, on, or about the Mortgaged Property, in such amounts as may reasonably be required by Mortgagee. All policies of insurance which are required hereunder shall be written by reputable carriers. At all times during the term of this Mortgage, Mortgagor shall deliver to Mortgagee proof of insurance (insurance certificate) required above. Mortgagee, if it deems necessary, may place and pay for any and all insurance as aforesaid, or any part thereof, without losing, waiving, or affecting Mortgagee's right to foreclose this Mortgage or to exercise any other remedy or right of Mortgagee hereunder, and every such payment shall bear interest from the date thereof until paid, and all such payments with interest thereon, as aforesaid, shall be secured by the lien of this Mortgage. If all or any part of the Mortgaged Property shall be destroyed or damaged by a casualty, Mortgagor shall promptly give written notice thereof to Mortgagee and the appropriate insurer. All proceeds of insurance shall be paid to Mortgagee and shall be applied to the restoration, repair or replacement of the Mortgaged Property. Such proceeds shall be disbursed to Mortgagor as work progresses pursuant to a construction and disbursing loan agreement in form and content reasonably satisfactory to Mortgagee, and Mortgagor shall promptly and diligently, regardless of whether there shall be sufficient insurance proceeds therefor, restore, repair, and rebuild the Mortgaged Property to the equivalent of its condition immediately prior to the casualty. The application of the insurance proceeds to the restoration, repair or replacement of the Mortgaged Property shall not affect the lien of this Mortgage or affect or reduce the Obligations. If all or any part of the Mortgaged Property shall be damaged or destroyed by a casualty not covered by insurance, or, if so covered, the insurer fails or refuses to pay the claim within 90 days following the filing thereof, Mortgagor shall immediately give written notice thereof to Mortgagee. During any period of restoration and repair, Mortgagor shall continue to duly and promptly pay, perform, observe and comply with all of the Obligations and all of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage.

         (f) Condemnation: Mortgagor shall immediately notify Mortgagee upon obtaining any knowledge of the institution of any proceeding for the condemnation of the Mortgaged Property or any part thereof. The Mortgagee shall be entitled to all compensation awards and other payments or relief therefore to the extent of the amount remaining due under the Note secured hereby.

         (g) Abstracts of Tile: Mortgagor shall deliver the abstract(s) of title or title insurance policy covering the Mortgaged Property to Mortgagee or its designated agent, which abstract(s) or policy shall at all times during the term of this Mortgage remain in the possession of Mortgagee or its designated agent, and in the event of the foreclosure of this Mortgage or other transfer of title in lieu thereof, all right, title and interest of Mortgagor in and to any such abstract(s) or policy shall pass to the purchaser or grantee.

         (h) Right of Inspection: Mortgagor shall permit Mortgagee and its agents to inspect the Mortgaged Property upon reasonable prior notice at any time during normal business hours and at all other reasonable times, provided such inspections shall not unreasonably interfere with conduct of Mortgagor's use of the Mortgaged Property.

         (i) Improvements; Right to Audit Improvement Account: Mortgagor and Mortgagee acknowledge that the funds loan to Mortgagor pursuant to the Note exceed the price paid by the Mortgagor to purchase the Land and existing building and improvements thereon. the funds loan pursuant to the Note which exceed the purchase price shall hereafter be referred to as "excess funds." Mortgagor further covenants that all such excess funds shall be used by Mortgagor for the purpose of paying those costs reasonably and traditionally associated with settlement on purchase of the Land and the building thereon, and for payment of expenses incurred in connection with improvements to be made thereto, including, but not limited to architect, engineer and other professional fees, demolition costs, interior renovation and construction costs, acquisition or repair of fixtures, expenses incurred in connection renovations to the parking lot on the Land, other exterior renovations, and costs associated with the consolidation of Mortgagor's operations in New Jersey. All such improvements shall be subject to the Lien of this Mortgage. All excess funds shall be held by Mortgagor in an amount specially set up for the purpose of making disbursements for the items described hereinabove. such account will be known as the "Improvement Account," and Mortgagee shall have the right to audit the records of the Improvement Account. Mortgagee may exercise this right on a monthly basis, during reasonable business hours, during the entire period in which improvements to the Land are made.

         (j) Tax, Assessment Payments: Mortgagor shall pay all taxes and assessments when due, or contest same in good faith in accordance with Section 6(d) hereinabove.

         (k) Indemnity: Mortgagor shall pay or reimburse Mortgagee for all costs, charges, expenses, and reasonable attorneys' fees paid or incurred by Mortgagee in any action, proceeding or dispute of any kind brought by third parties in which Mortgagee is joined as a party because of the failure of Mortgagor to promptly perform, comply with and abide by any and all of the covenants, conditions and stipulations set forth in this Mortgage or in the Note, or pursuant to any condemnation or eminent domain action involving the Mortgaged Property or any part thereof, any action to protect the security hereof, of any proceeding in probate, reorganization, bankruptcy, or forfeiture in rem. All such amounts paid or incurred by Mortgagee, together with interest thereon shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately, whether or not there be notice or demand therefor.

         (l) Hazardous Substances: If Mortgagor receives (i) any notice of the happening of any event involving spillage, release, leakage, seepage, discharge or cleanup of any Hazardous Substance on the Mortgaged Property or in connection with Mortgagor's operations thereon of (ii) from any person or governmental authority (including, without limitation, the EPA) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter (collectively and individually an "Environmental Complaint") affecting Mortgagor or the Mortgaged Property (or any part thereof), then Mortgagor shall promptly notify Mortgagee orally and in writing of such Environmental Complaint. Mortgagee shall have the right but not the obligation, and without any limitation of Mortgagee's other rights under this Mortgage, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to clean-up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Substance or an Environment Complaint following receipt of any notice from any person or governmental authority (including, without limitation, the EPA and NJDEP) asserting the existence of any Hazardous Substance or an Environmental Complaint pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit or other action against Mortgagor or Mortgagee which, in the sole reasonable opinion of Mortgagee, could jeopardize Mortgagee's security under this Mortgage. All reasonable costs and expenses incurred by Mortgagee in the exercise of any such rights shall be secured by this Mortgage, and shall be paid by Mortgagor upon demand.

         (m) Clouds on Title: Mortgagor shall not create or permit to be created or to remain, without Mortgagee's prior written consent, any mortgage, pledge, mechanics' lien or other lien, conditional sale or other title retention agreement, encumbrance, claim or charge on (whether prior or subordinate to the lien of this Mortgage) the Mortgaged Property. Any transaction prohibited under this Section shall be null and void.

         (n) Repair and Maintain Obligation: Mortgagor shall not commit or permit any waste, impairment, or deterioration of the Mortgaged Property and shall at all times maintain the Mortgaged Property in a state of good repair; Mortgagor shall not do or permit any alteration or change in the use and character of the Mortgaged Property, which shall materially impair or weaken the security of this Mortgage. In the event that

Mortgagor shall refuse, neglect or be unable to repair and maintain the Mortgaged Property, the Mortgagee may, at its option, make such repairs or cause the same to be made and advance monies in that regard. All such amounts paid or incurred by Mortgagee together with interest thereon from the date incurred by Mortgagee shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately, whether or not there be notice or demand therefor.

6.       Events of Default
         -----------------

         Subject to the Notice and Opportunity to Cure provision set forth in the Note, an "Event of Default" as used in this Mortgage shall occur at any time or from time to time: (a) if any Obligation or any installment thereof is not paid on or before the date the same is due and payable or prior to expiration of the cure period set forth in the Note; (b) if any covenant, condition, agreement, or stipulation contained in this Mortgage (other than one requiring the payment of money or otherwise specifically provided for hereinafter) is not duly and promptly performed, or if any negative covenant contained in this Mortgage is violated, and such non-performance or violation is not cured; (c) if any representation of warrant made in this Mortgage, or in any other document executed by or on behalf of U.S. Vision, Inc. in connection with the loan evidenced by the Note is at the time made materially false or misleading; (d) if U.S. Vision, Inc. is voluntarily adjudicated a bankrupt or insolvent, seeks or consents to the appointment of a receiver or trustee for itself or for all or any part of its property, files a petition seeking relief, including reorganization, arrangement or similar relief, under the present Bankruptcy Code or other similar present or future applicable laws of the United States or any state of any other competent jurisdiction, makes a general assignment for the benefit of creditors or admits in writing an inability to pay its debts as they mature; (e) if a receiver or trustee is appointed for U.S. Vision, Inc. or for all or any part of their property without its consent and such appointment is not vacated within sixty (60) days, or if a petition is filed against U.S. Vision, Inc. seeking relief, including reorganization, arrangement or similar relief, under the present Bankruptcy Code or other similar present or future applicable laws of the United States or any state or other competent jurisdiction, and such petition is not dismissed within sixty (60) days after the filing thereof; (f) if U.S. Vision, Inc. voluntarily or involuntarily dissolves or liquidates; (g) relocation of Borrower's principal eyeglass manufacturing facility or corporate headquarters out of the State of New Jersey while any amount remains due hereunder.

7.       Remedies of Mortgage Upon Default
         ---------------------------------

         Upon expiration of the period in which Mortgagor may cure an Event of
Default: all of the obligations shall, at the option of Mortgagee, become immediately due and payable, and Mortgagee shall thereupon have all rights and remedies provided hereunder or as otherwise available at law or in equity.

8.       Due on Sale
         -----------

         Except with respect to transfers by Mortgagor to its parent corporation, or to any subsidiary or affiliate corporation reasonably acceptable to Lender, the Loan shall be due and payable in full upon any transfer of the Land, Building, and Improvements thereto.

9.       Survival
         --------

         The warranties, representations, covenants and agreements as set forth in this Mortgage shall survive the execution and delivery hereof and shall continue in full force in effect until all of the Obligations shall have been paid in full.

10.      Subrogation
         -----------

         Mortgagee is hereby subrogated to the claims and liens of all parties whose claims or liens are fully or partially discharged or paid with the proceeds of the indebtedness secured by this Mortgage notwithstanding that such claims or liens may have been canceled and satisfied of record.

11.      Notices, Demands, etc.
         ---------------------

         All notices, demands, requests and other communications, if any, required under this Mortgage must be in writing, and must be given by facsimile transmission or certified mail, addressed to the party for whom it is intended at the addresses set forth hereinbelow:

         If to Mortgagor:

         U.S. Vision, Inc.
         ATTN: George E. McHenry, Jr., C.F.O.
         Landing and Lower Landing Roads
         Chews Landing, NJ 08012
         Facsimile number: 609-232-1848

         With copy to:

         Jonathan M. Petrakis, Esquire
         Frey, Petrakis & Deeb
         1601 Market Street, Sixth Floor
         Philadelphia, PA 19103
         Facsimile number: 215-563-5532

         If to Mortgagee:

         Delaware River Port Authority
         ATTN: General Counsel
         Bridge Plaza
         Camden, NJ 08101
         Facsimile number: 609-541-6379

Any party may designate a change of address by written notice to the other parties, received by such other parties prior to the time that such change of address is to become effective.

12.      Successors and Assigns
         ----------------------

         All of the terms of this Mortgage shall apply to and be binding upon, and inure, to the benefit of, the heirs, devises, personal representatives, successors and assigns of Mortgagor and Mortgagee, respectively, and all persons claiming under or through them.

13.      Severability
         ------------
         If any one or more of the provisions contained in this Mortgage is declared or found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such provision or portion thereof shall be deemed stricken and severed and the remaining provisions hereof shall continue in full force and effect. If any one or more of the obligations is declared or found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining Obligations shall continue in full force in effect.

14.      Entire Agreement
         ----------------

         No other agreement, unless in writing and signed by Mortgagee, and no course of dealing between the parties hereto, shall be effective to change, waive, terminate, modify, discharge, or release in whole or in part any provision of this Mortgage. No waiver of any rights or powers of Mortgagee or consent by it shall be valid unless in writing signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15.      Security Agreement
         ------------------

         This Mortgage constitutes a "Security Agreement" within the meaning of, and shall create a security interest under the Uniform Commercial Code as adopted by the State of New Jersey, with respect to all Mortgaged Property which is covered by the Uniform Commercial Code. A carbon, photographic or other reproduction of this Mortgage or of any financing statement shall be sufficient as a financing statement.

16.      Time is of Essence
         ------------------

         It is specifically agreed that time is of the essence as to all matters provided for in this Mortgage, and that no waiver of any Obligation or provision contained in this Mortgage shall at any time thereafter be held to be a waiver of such Obligation or provision.

17.      Joint and Several Applicability
         -------------------------------

         If more than one person or entity executes this Mortgage, each is and shall be jointly and severally liable hereunder.

18.      Environmental Matters
         ---------------------

         Mortgagor represents and warrants to Mortgagee that Mortgagor has inspected the premises and to the best of its knowledge,

         (a) Mortgagor is not in violation of The Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, The Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, The Clean Water Act, The Toxic Substances Control Act and The Clean Air Act or any rule or regulation promulgated pursuant to any of the foregoing statutes, or any other applicable environmental law, statute, rule, regulation or ordinance (all of the foregoing are hereinafter sometimes collectively referred to as the "Environmental Laws").

         (b) Neither Mortgagor or agent or independent contractor of Mortgagor has arranged, by contract, agreement or otherwise, (i) for the disposal or treatment of, or (ii) with a transporter for the transport or disposal or treatment of, any hazardous substance (as defined by CERCLA, as amended), owned, used or possessed by the Mortgagor, identified by the EPA on the National Priorities List, 40 C.F.R. part 300, at any location.

         (c) Mortgagor shall comply with all Environmental Laws and, to the extent necessary for the conduct of Mortgagor's business, shall obtain, maintain, and comply with all permits, licenses, registrations and authorizations required under the Environmental Laws. Mortgagor shall comply with all governmental orders, directives, judgments, orders, decrees, awards, administrative consent orders, settlement agreements, or other settlement documents entered into with any administrative or governmental agency or entity concerning compliance with the Environmental Laws.

         Mortgagor shall not use or permit the use of the Mortgaged Property for the generation, storage, recycling, processing, transportation, disposal of or release of any hazardous substance (as defined by CERCLA, as amended). Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would be in violation of any Environmental Laws.

         Mortgagor agrees to defend, indemnify and save Mortgagee harmless from and against any and all loss, damages and costs, including reasonable attorneys' fees and expenses which Mortgagee may after the date of the Mortgage suffer, incur or lay out, by reason of any liability arising out of Environmental Laws, claims, or proceedings due to the activities of Mortgagor or any other person or entity during Mortgagor's ownership of the Mortgaged Property. This indemnification shall extend to any liability Mortgagee may suffer or incur in connection with any toxic waste clean up ordered by any governmental agency or court. This indemnity shall survive any event of foreclosure under this Mortgage or conveyance of the Mortgaged Property in lieu of foreclosure.

19.      Titles
         ------

         The titles of the paragraphs shall not be considered in determining the meaning of any paragraph. They exist for ease of review only.

20.      Excess Interest Waiver
         ----------------------

         Nothing contained herein, in the Note, or in any other instrument or transaction related thereto, shall be construed or so operate as to require Mortgagor or any person liable for the payment of any of the Obligations to pay interest, or any charge in the nature of interest, in an amount or at a rate which exceeds the maximum rate of interest allowed by applicable law, as amended from time to time. Should any interest or other charges in the nature of interest received by Mortgagee or paid by Mortgagor or by any person liable for the payment of any of the Obligations exceed the maximum rate of interest allowed by applicable law, as amended from time to time, then such excess sum shall be credited against the principal balance of the Note or the balance of the other Obligations, as applicable, unless the Mortgagor or such other person liable for such payments, as applicable, shall notify the Mortgagee, in writing, that the Mortgagor or such other person elects to have such excess sum returned to him, her, or it forthwith, it being the intent of the parties hereto that under no circumstances shall the Mortgagor or any person liable for the payment of any of the Obligations be required to pay interest in excess of the maximum rate of interest allowed by applicable law, as amended from time to time. The Mortgagee may, in determining the maximum rate of interest allowed under applicable law, as amended from time to time, take advantage of any state or federal law, rule or regulation in effect from time to time which may govern the maximum rate of interest which may be reserved, charged or taken.

21.      Closing
         -------

         PROVIDED ALWAYS, that if Mortgagor shall pay all the sums secured by this Mortgage at the times and in the manner provided in this Mortgage, in the Note, then this Mortgage and the estate and interest granted by this Mortgage shall cease and have no further effect; and in such case, Mortgagee, on demand of and at the sole cost and expense of Mortgagor, shall execute proper instruments in recordable form acknowledging satisfaction and discharge of this Mortgage and shall release or assign all of Mortgagee's right, title and interest of, in and to the Mortgaged Property, and shall deliver to Mortgagor any other property then pledged to and held by Mortgagee pursuant to the terms of the Note, and this Mortgage including all policies of title, fire and property damage insurance theretofore furnished or assigned to Mortgagee and any monies not theretofore applied by Mortgagee in accordance with the Note, or this Mortgage.

         IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this instrument as of the day and year first above written.

ATTEST:                                        MORTGAGOR:

U.S. Vision, Inc.                              U.S. Vision, Inc.



/s/ Carolyn Meldrum                            By: /s/ Gayle Schmidt
--------------------------                         --------------------------
CAROLYN MELDRUM                                    GAYLE SCHMIDT
Assistant Secretary                                Executive Vice President


41621.1
                                       10

MORTGAGE ADDRESS CERTIFICATION
------------------------------

         I hereby certify that the address of the within Mortgagee is Bridge Plaza, Camden, New Jersey, 08101.




                                          By: /s/ Matthew A. Saline
                                              ---------------------------------
                                                  Matthew A. Saline
                                                  Assistant General Counsel
                                                  Delaware River Port Authority

STATE OF NEW JERSEY        :
                           :       SS:
COUNTY OF CAMDEN           :

         BEFORE ME, the undersigned authority, personally appeared Gayle Schmidt on behalf of U.S. Vision, Inc. to me well known and known to me to be the person described in and who executed the foregoing Mortgage and acknowledged to and before me that she executed such instrument and that said instrument is her free act and deed of said corporation.

         WITNESS my hand and official seal this 2nd day of February, 1995.




                                               /s/
                                               --------------------------------
                                               Notary Public

                                               Seal

                                               My Commission Expires: 7/19/99

                              MORTGAGE EXHIBIT "A"

                                    EXHIBIT A

                                Legal Description
                                -----------------

         Land and premises situate in the township of Gloucester, County of Camden and the State of New Jersey:

         Beginning at a point in the northwesterly line of Chews Landing and lower Landing Road (50 feet wide) said point being the easterly end of a 25 feet radius connecting the said line of Chews Landing and lower Landing Road with the northeasterly line of Landing Road (33 feet wide) and proceeding; thence (1) along said line of Chews Landing and lower Landing Road, north 65 degrees 12 minutes 00 seconds east, 341.04 feet to a point; thence (2) north 24 degrees 48 minutes 00 seconds west, 258.27 feet to a point in the southeasterly line of a 50 feet wide private road, thence (3) along said line of the private road, south 46 degrees 00 minutes 00 seconds west, 423.95 feet to a point in the northeasterly line of Landing Road; thence (4) along said line of Landing Road, south 44 degrees 05 minutes 17 seconds east, 108.18 feet to a point of curvature; thence (5) curving to the left or in an easterly direction with a radius of 25 feet, an arc distance of 30.85 feet to the point and place of beginning.

         Being part of Lot 1 Block 2402 Plat 24 on the tax map of the Township of Gloucester.